Exhibit 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective as of the_______ day of ______________________ , 2004.

BETWEEN:

___________________________________
(hereinafter called the "Subscriber")

OF THE FIRST PART

AND:

SILVERADO GOLD MINES LTD.,
a British Columbia company

(hereinafter called the “Company")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.               DEFINITIONS

1.1              The following terms will have the following meanings for all purposes of this Agreement.

"Agreement" shall mean this Agreement, and all schedules and amendments to the Agreement.

“Common Shares” means the common shares of the Company without par value.

"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

“Subscriber” shall mean ____________________________________________ .

"Offering" shall mean the offering of the Units by the Company.

“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Units in accordance with Section 2.1 of this Agreement.

"SEC" shall mean the United States Securities and Exchange Commission.

"Securities Act" shall mean the United States Securities Act of 1933, as amended.

"Shares" means those common shares to be purchased by the Subscriber and comprising a portion of the Units;

“Unit” means a unit consisting of __________________ Share and __________________________ Warrant;

“Warrant” means one share purchase warrant entitling the Holder to purchase one common share of the Company at a price of $________ US per share during the _______________________ period from the date of issue;

“Warrant Shares” means the common shares issuable upon exercise of the Warrants;

1.2               The following schedules are attached to and form part of this Agreement:

Schedule A British Columbia Definition of Accredited Investor Schedule B Declaration of Sale Pursuant to Rule 904 of Regulation S Schedule C Form of Escrow Agreement

1.3               All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.                 PURCHASE AND SALE OF UNITS

2.1 Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $_________ US per Unit. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2 The Purchase Price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement and will be advanced to the Company or its solicitors. The Subscriber acknowledges that if the funds are advanced to the Company’s solicitors, the solicitors shall release such funds to the Company on confirmation by the Company that it will accept the subscription.

2.3 Upon execution by the Company, the Company agrees to sell such Units to the Subscriber for the Purchase Price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable.

2.4 Any acceptance by the Company of the Subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.

2.5 Pending acceptance of this subscription by the Company, all funds paid by the Subscriber shall be deposited by the Company and immediately available to the Company for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

2.6 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.7 The Subscriber acknowledges and agrees that the subscription for the Units and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

3.               REGULATION S AGREEMENTS OF THE SUBSCRIBER

3.1 The Subscriber represents and warrants to the Company that the Subscriber is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

3.2 The Subscriber acknowledges that the Subscriber was not in the United States at the time the offer to purchase the Units was received.

3.3 The Subscriber acknowledges that the Units, the Shares, the Warrants and the Warrant Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act.

3.4 The Subscriber agrees not to engage in hedging transactions with regard to the Units, the Shares, the Warrants or the Warrant Shares unless in compliance with the Securities Act.

3.5 The Subscriber and the Company agree that the Company will refuse to register any transfer of the Units, the Shares, the Warrants or the Warrant Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

3.6 The Subscriber agrees to resell the Units, the Shares, the Warrants and the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.7 The Subscriber agrees not to resell the Units, the Shares, the Warrants and the Warrant Shares within the 41 day period from the date of the issuance of the Units to the Subscriber.

3.8 The Subscriber acknowledges and agrees that all certificates representing the Units, the Shares, the Warrants and the Warrant Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

3.9 The Subscriber will be entitled to sell the Units, the Shares and the Warrants after the expiry of the initial 41 day restrictive period in transactions that qualify as “offshore transactions” within the meaning of Rule 904 of Regulation S. The Subscriber agrees that the following criteria must be satisfied with respect to any sale in reliance of Rule 904 of Regulation S:

(a)	the offer of the Securities must not made to a person in the United States;

(b)

either : (i) the transaction must be executed in, on or through the facilities of the Berlin Stock Exchange, or the Frankfurt Stock Exchange, both designated offshore securities markets as defined in Regulation S under the 1933 Act, and neither the Subscriber nor any person acting on its behalf can have knowledge that the transaction had been prearranged with a buyer in the United States; or (ii) at the time the buy order for the Securities originates, the buyer must be outside the United States; or the Subscriber and any person acting on its behalf must reasonably believe that the buyer was outside the United States;

(c)	the sale of the securities must not be executed in, on or through the facilities of any securities exchange or over the counter market in the United States, including the OTC Bulletin Board.

(d)	no directed selling efforts may be made in the United States by the Subscriber, an affiliate of the Subscriber, or any person acting on their behalf;

(e)

the Subscriber must not be an “affiliate” of the Company, as the term “affiliate” is defined in the Securities Act, a “distributor”, as defined in Rule 902(d) of the Securities Act or a “dealer”, as defined in Section 2(a)(12) of the Securities Act, or an affiliate of or a person acting on behalf of any of the foregoing and the Purchaser will not receive a selling concession, fee or other remuneration in respect of the sale of the Unit Shares.

3.10 In order to remove the legend from any Units, Shares, Warrants or Warrant Shares in order to facilitate sales by the Subscriber in qualifying offshore transactions pursuant to Rule 904 of Regulation S, the Company will require the delivery of a declaration of the Subscriber in the form of declaration attached hereto as Schedule B confirming the satisfaction of each of the above conditions in Section 3.09 prior to any legend removal (the “Rule 904 Declaration”) and must otherwise be satisfied that the conditions have been satisfied. The Company will cause the legend to be removed by Computershare Trust Company of Canada, as transfer agent for the Company (the “Transfer Agent”), from certificates representing the Shares for any resales pursuant to Rule 904 of Regulation S after the expiry of the initial forty-one day restrictive period. The legend will be removed in one of the following three scenarios, at the election of the Subscriber:

(a)
upon delivery by the Subscriber of certificates representing the Shares and the Rule 904 Declaration signed by the Subscriber, the Company will submit the certificates to the Transfer Agent with the instruction to remove the legend from the certificates and will deliver to the Subscriber certificates representing the Shares without legend upon receipt from the Transfer Agent;

(b)
the Company will, at the request of the Subscriber, deliver to the Transfer Agent the irrevocable instruction of the Company to remove the legend from the certificates representing the Shares upon expiry of the initial forty-one day restrictive period and delivery by the Subscriber of the Rule 904 Declaration to the Transfer Agent. In this event, the Subscriber will be entitled to deliver the certificates representing the Shares to the Transfer Agent with the Rule 904 Declaration and will be delivered certificates representing the shares without legend.

(c)
the Company will, at the request of the Subscriber, enter into an escrow agreement with a third party acceptable to the Company and the Subscriber (an “Escrow Agent”), in substantially the form of agreement attached hereto as Schedule C, whereby:

(i)
the certificates representing the Shares would be delivered to the Escrow Agent together with the irrevocable direction of the Company to the Transfer Agent to remove the legend from the certificates representing the Shares (the “Letter of Instruction”);

	(ii)	the Escrow Agent would agree to hold the certificates for the 41 day period from the date of the issuance of the Shares to the Subscriber;

(iii)
After the expiry of the minimum forty-one day period, the Escrow Agent would agree to deliver the certificates and the Letter of Instruction to the Transfer Agent upon delivery by the Subscriber of the Rule 904 Declaration. Upon receipt of replacement share certificates without the restrictive legend, the Escrow Agent would deliver the replacement share certificates to the Subscriber;

(iv)
The Escrow Agent will deliver the certificates to the Subscriber upon the expiry of the one year period from the date of the Subscription Agreement in the event that the certificates have not been released to the Subscriber by such date. In this event, the Letter of Instruction would be delivered to the Company;

(v)
The Subscriber would be entitled to demand delivery of the certificates representing the Shares at any time without delivery of the Rule 904 declaration and in this event the certificates representing the shares would be delivered to the Subscriber, with the restrictive legend endorsed thereon, and the Letter of Instruction would be delivered to the Company.

The Company further agrees to enter into similar arrangements on the terms outlined above with respect to any Warrant Shares that may be issued upon exercise by the Subscriber of any Warrants.

4.               REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Units to such Subscriber:

4.1 The Subscriber is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Units. The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Units.

4.2 The Subscriber has had full opportunity to review the Company’s filings with the SEC pursuant to the Securities Exchange Act of 1934, including the Company’s annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and additional information regarding the business and financial condition of the Company. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Units. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

4.3. The Subscriber acknowledges that the offering of the Units by the Company has not been reviewed by the SEC and that the Units are being issued by the Company pursuant to an exemption from registration under the Securities Act.

4.4 The Subscribers understands that the Units it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Subscriber represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.5 The Units will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units.

4.6 An investment in the Company is highly speculative and only Subscribers who can afford the loss of their entire investment should consider investing in the Company and the Units. The Subscriber is financially able to bear the economic risks of an investment in the Company.

4.7 The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial funds in addition to the proceeds of this private placement.

4.8 The Subscriber is not aware of any advertisement of the Units.

4.9 This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.10 The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Units; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Units; and (v) any restrictions on transfer applicable to any disposition of the Units imposed by the jurisdiction in which the Subscriber is resident.

5.                BRITISH COLUMBIA MATTERS

5.1 The Subscriber represents and warrants to the Company that the Subscriber is an “Accredited Investor” as defined by Subsection 1.1 of Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission and as outlined in Schedule A attached to this Subscription Agreement.

5.2 The Subscriber represents and warrants to the Company that the Subscriber is not a resident of British Columbia.

5.3 The Subscriber acknowledges that the Shares, the Warrants and the Warrant Shares may not be sold or otherwise disposed of for value in British Columbia, except pursuant to either a prospectus or statutory exemption available only in specific and limited circumstances.

6.               MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its head office at Suite 505, 1111 West Georgia Street, Vancouver British Columbia V6E 4M3, Attention: Mr. Garry Anselmo, President, and to the Subscriber at his/her address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

6.3 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the Province of British Columbia for the enforcement of this Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the Province of British Columbia for the purposes of litigation to enforce this Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Units Subscribed For:

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

ACCEPTED BY:
SILVERADO GOLD MINES LTD.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

SCHEDULE A
BRITISH COLUMBIA DEFINITION OF “ACCREDITED INVESTOR”

“Accredited Investor” means:

(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada;

(d)

a subsidiary of any person or company referred to in paragraphs (a) to (c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(e)

a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

(f)

an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);

(g)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

(h)	a municipality, public board or commission in Canada;

(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(j)	a pension fund that is regulated by either the Office of the Superintendent of financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

(k)	a registered charity under the Income Tax Act (Canada);

(l)

an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(m)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and the current year;

(n)

a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

(p)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt;

(q)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or

(r)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

SCHEDULE B
DECLARATION OF SALE PURSUANT TO RULE 904 OF
REGULATION S OF THE SECURITIES ACT OF 1933

TO:	SILVERADO GOLD MINES LTD.
a British Columbia company
(the “Company”)

TO:	COMPUTERSHARE TRUST COMPANY OF CANADA
as transfer agent for the Common Shares of the Company

The undersigned security holder of the Company (the “Security Holder”) makes this declaration in connection with the sale of the securities of the Company described below in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"). The Security Holder certifies that:

1. The Security Holder is not an “affiliate” of the Company, as the term “affiliate” is defined in the Securities Act, a “distributor”, as defined in Rule 902(d) of the Securities Act or a “dealer”, as defined in Section 2(a)(12) of the Securities Act, or an affiliate of or a person acting on behalf of any of the foregoing and the Security Holder will not receive a selling concession, fee or other remuneration in respect of the sale of the Securities;

2. The offer of the Securities that resulted in the sale was not made to a person in the United States;

3. Either : (i) The transaction was executed in, on or through the facilities of the Berlin Stock Exchange, or the Frankfurt Stock Exchange, both designated offshore securities markets as defined in Regulation S under the 1933 Act, and neither the seller nor any person acting on its behalf knows or knew that the transaction had been prearranged with a buyer in the United States; or (ii) At the time the buy order is originated, the buyer was outside the United States; or the Security Holder and any person acting on its behalf reasonably believe that the buyer was outside the United States;

4. The transaction was not executed in, on or through the facilities of any securities exchange or over the counter market in the United States, including the NASD Over the Counter Bulletin Board;

5. Neither the Security Holder nor any affiliate of the Security Holder nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, as the term “directed selling efforts” is defined in Regulation S of the Securities Act; and

6. The contemplated sale of the Securities is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

Number of Securities:

Description of Securities:

Date of Declaration:

Signature of Security Holder:

Name of Security Holder:

SCHEDULE C
ESCROW AGREEMENT

This agreement (the “Escrow Agreement”) dated the ____ day of _______________, ______made:

BETWEEN:	_______________________________ (the “Escrow Agent”)

AND:	SILVERADO GOLD MINES LTD. A British Columbia company (the “Company”)

AND TO:	_______________________________ (the “Subscriber”)

WHEREAS:

A.	The Company and the Subscriber have entered into a subscription agreement dated the ____ day of _______________, ______ (the “Subscription Agreement”).

B.	The Company and the Subscriber have agreed to enter into this Escrow Agreement as contemplated in the Subscription Agreement.

THIS AGREEMENT WITNESSES THAT:

The Escrow Agent acknowledges receipt of the following documents delivered pursuant to a subscription agreement between the Company and the Subscriber (the “Escrow Documents”):

1.	certificates representing ______________________ common shares of the Company in the name of the Subscriber (the “Certificates”); and

2.

the irrevocable written instruction of the Company to Computershare Trust Company of Canada, the transfer agent for the Company (the “Transfer Agent”) to remove the legend from the Certificates (the “Letter of Instruction”).

The Escrow Agent agrees to hold the Escrow Documents on the following terms and subject to the following conditions:

1.	The Escrow Agent agrees will hold the Certificates for a minimum period of forty-one (41) days prior to delivery of the Certificates to the Subscriber, subject to paragraph 4 below;

2.

After the expiry of the minimum forty-one day period, the Escrow Agent will deliver the Certificates and the Letter of Instruction to the Transfer Agent upon delivery by the Subscriber of the “Declaration of Sale Pursuant to Rule 904 of the Securities Act of 1933”, in the form attached as Schedule B to the Subscription Agreement and attached hereto as Schedule A (the “Rule 904 Declaration”). Upon receipt of replacement share certificates without the restrictive legend, the Escrow Agent will deliver the replacement share certificates to the Subscriber;

3.

The Escrow Agent will deliver the Certificates to the Subscriber upon the expiry of the one year period from the date of the Subscription Agreement in the event that the Certificates have not been released to the Subscriber by such date. In this event, the Letter of Instruction will be delivered to the Company;

4.

The Subscriber is entitled to demand delivery of the certificates representing the Shares at any time without delivery of the Rule 904 Declaration and in this event the certificates representing the Shares would be delivered to the Subscriber, with the restrictive legend endorsed thereon, and the Letter of Instruction would be delivered to the Company.

The Escrow Agent acknowledges that the shares represented by the Certificates have been issued without registration pursuant to Regulation S of the Securities Act of 1933 (the “Securities Act”) and this Escrow Agreement has been entered into in order to ensure that any resale of the shares represented by Certificates is completed in accordance with Regulation S of the Securities Act .

SILVERADO GOLD MINES LTD.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

NAME OF ESCROW AGENT:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

NAME OF SUBSCRIBER:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory: